SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                                BUSINESS BANCORP
           ----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transactions applies:

(2)     Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

        [ ]      Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement No.:

(3)     Filing party:

(4)     Date filed:

                                BUSINESS BANCORP
                                 1248 Fifth Ave.
                          San Rafael, California 94901

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             To Be Held May 23, 2002


TO THE SHAREHOLDERS OF BUSINESS BANCORP:

         NOTICE IS HEREBY GIVEN that pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders (the "Meeting") of Business Bancorp (the "Company") will be held on Thursday, May 23, 2002, at 9:00 a.m., at the Hilton Oakland Airport, One Hegenberger Road, Oakland, California 94621, for the purpose of considering and voting upon the following matters.

         1. Election of Directors. Electing fourteen directors in three classes to serve for terms ranging from one to three years;

         2.       Business  Bancorp  2002  Stock  Option  Plan.   Approving  the
                  Business Bancorp 2002 Stock Option Plan;

         3. Ratification of Independent Auditor. To ratify the selection of Vavrinek, Trine, Day & Company, LLP as independent auditors for 2002; and

         4. Transacting such other business as may properly come before the Meeting and at any and all adjournments thereof.

         The Bylaws of the Company provide for the nomination of directors in the following manner:

         "Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of voting stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations, other than by the Board of Directors, shall be made in writing and shall be received by the President of the Corporation no more than 60 days prior to any meeting of shareholders called for the election of directors, and no more than 10 days after the date the notice of such meeting is sent to shareholders pursuant to Section 5(a) of
Article III of these bylaws; provided, however, that if only 10 days' notice of the meeting is given to shareholders, such notice of intention to nominate shall be received by the President of the Corporation not later than the time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder:

         (A)      the name and address of each proposed nominee;

         (B)      the principal occupation of each proposed nominee;

         (C) the number of shares of voting stock of the Corporation owned by each proposed nominee;

         (D)      the name and residence  address of the notifying  shareholder;
                  and

         (E) the number of shares of voting stock of the Corporation owned by the notifying shareholder.

         Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting, and the inspectors of election shall then disregard all votes cast for each such nominee."

         Only those shareholders of record at the close of business on April 8, 2002 will be entitled to notice of and to vote at the Meeting.


DATED: April 29, 2002                         By Order of the Board of Directors

                                              /s/ Travis E. Kawelmacher
                                              ----------------------------------
                                              Travis E. Kawelmacher
                                              Corporate Secretary




--------------------------------------------------------------------------------
IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, IF YOU WISH, YOU MAY THEN WITHDRAW YOUR PROXY BY VOTING AT THE MEETING. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

IN ORDER TO FACILITATE THE PROVIDING OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.
--------------------------------------------------------------------------------

                                BUSINESS BANCORP
                                 1248 Fifth Ave.
                          San Rafael, California 94901
                                 (415) 784-2300

                                ----------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held May 23, 2002

                                ----------------

                                 April 29, 2002


                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") of Business Bancorp (the "Company") to be held on Thursday, May 23, 2002, at 9:00 a.m., at the Hilton Oakland Airport, One Hegenberger Road, Oakland, California and at any and all adjournments thereof. The solicitation of the Proxy accompanying this Proxy Statement is made by the Board of Directors of the Company, and the costs of such solicitation will be borne by the Company.

         It is expected that this Proxy Statement and accompanying Notice of Meeting will be mailed to shareholders on approximately April 29, 2002.

         The matters to be considered and voted upon at the Meeting will be:

         1. Election of Directors. Electing fourteen directors in three classes to serve for terms ranging from one to three years;

         2.       Business  Bancorp  2002  Stock  Option  Plan.   Approving  the
                  Business Bancorp 2002 Stock Option Plan;

         3. Ratification of Independent Auditor. To ratify the selection of Vavrinek, Trine, Day & Company. LLP as independent auditors for 2002; and

         4. Transacting such other business as may properly come before the Meeting and at any and all adjournments thereof.

         A Proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the proxy holders whose names are set forth in the accompanying Proxy (the "Proxy Holders") in accordance with the instructions on the Proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the Proxy will be voted in favor of the election of the nominees for directors set forth herein and, if any other business is properly presented at the Meeting, in accordance with the recommendations of the Board of Directors.

         The Company will bear the cost of this solicitation, including the expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in this solicitation of proxies. The proxies will be solicited principally through the mails, but directors, officers and regular employees of the Company may solicit proxies personally or by telephone. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward these proxy solicitation materials to shareholders whose stock in the Company is held of record by such entities, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. In addition, the Company may pay for and utilize the services of individuals or companies it does not regularly employ in connection with this solicitation of proxies, if management determines it advisable.

                                VOTING SECURITIES

         There were issued and outstanding 3,690,367 shares of the Company's common stock on April 8, 2002, which has been set as the Record Date for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of the common stock is necessary to constitute a quorum at the Meeting for the transaction of business. Abstentions and broker non-votes are each included in the determination of the number of shares present for determining a quorum but are not counted on any matters brought before the Meeting.

         Each holder of common stock will be entitled to one vote, in person or by proxy, for each share of common stock standing in his or her name on the books of the Company as of the Record Date for the Meeting on any matter submitted to the vote of the shareholders. The fourteen (14) candidates receiving the highest number of votes will be elected.


                             PRINCIPAL SHAREHOLDERS

         Management knows of no person who owned beneficially more than five percent (5%) of the outstanding common stock of the Company as of April 8, 2002, except for Arnold H. Stubblefield, who is a nominee for election to the Board of Directors (see "ELECTION OF DIRECTORS" herein).


                        PROPOSAL 1--ELECTION OF DIRECTORS

         The Bylaws of the Company provide that the number of directors shall be not fewer than nine (9) nor more than seventeen (17) until changed by a bylaw amendment or an amendment to the Articles of Incorporation duly adopted by approval of the Company's shareholders. The Bylaws further provide that the exact number of directors shall be fixed from time to time, within the foregoing range, by a bylaw or amendment thereof duly adopted by the Company's shareholders or by the Company's Board of Directors. The exact number of directors is presently fixed at fourteen (14).

         Pursuant to the Company's merger agreement with MCB Financial Corporation, as of December 31, 2001, the effective time of the merger, the Company's board of directors was increased to 14 persons and the seven directors of MCB Financial Corporation became directors of the Company. Two directors of the Company, William Cozzo and Robert L. Nottingham, resigned so that the board could consist of an equal number of continuing Business Bancorp directors and former MCB directors.

         In addition, at the time the Company's shareholders approved the merger they also approved an amendment to the Company's Articles of Incorporation to provide for the election of directors in three classes. The three classes are required to be composed of two classes with four directors each and one class of six directors, with the classification to take effect upon the election of directors at the first annual meeting of shareholders following the merger, which will occur at the annual meeting on May 23, 2002.

         The Board of Directors has nominated each of the following persons for election as a director to serve a one, two or three-year term expiring at the Company's Annual Meeting of Shareholders in the year indicated above such person's name:


                                     Class 1
                                Term Ending 2003

                                D. William Bader
                                  Neal T. Baker
                               Catherine H. Munson
                                Edward P. Tarrant


                                     Class 2
                                Term Ending 2004

                                Patrick E. Phelan
                               Gary T. Ragghianti
                                 John L. Riddell
                              John L. Stubblefield


                                     Class 3
                                Term Ending 2005

                                John E. Duckworth
                                 Charles O. Hall
                               Timothy J. Jorstad
                                  Alan J. Lane
                             Arnold H. Stubblefield
                                Randall J. Verrue

         In order to implement a system of three-year staggered terms of office, the term of office of the first class of directors (Class 1) will expire at the annual meeting of shareholders in 2003, the term of office of the second class (Class 2) will expire at the annual meeting of shareholders in 2004, and the term of office of the third class (Class 3) will expire at the annual meeting of shareholders in 2005. Upon the expiration of their respective terms, the three classes will each be elected for three year terms.

         Votes will be cast pursuant to the enclosed Proxy in such a way as to effect the election of said fourteen (14) nominees, or as many thereof as possible under applicable voting rules. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. Management has no reason to believe that any nominee will become unavailable.

         The following table sets forth certain information as of April 8, 2002 with respect to (i) each of the persons to be nominated by the Board of Directors for election as directors, (ii) each of the Company's executive officers, (1) and (iii) the directors and executive officers of the Company as a group:

----------------
(1) As used throughout this Proxy Statement, the term "executive officer" means Chief Executive Officer, President and Chief Operating Officer, Executive Vice President and Chief Credit Officer, Executive Vice President and Chief Administrative Officer or Executive Vice President and Chief Financial Officer.


Names and Offices                        Principal Occupation
Held with Company                        for the Past Five Years           Age
-----------------                        -----------------------           ---
D. William Bader ....................... President/General Manager,        81
  Director                               Crest Chevrolet


Neal T. Baker (5) ...................... President, Neal T. Baker          78
  Director                               Enterprises, Inc. (Owner of
                                         Baker's Burgers, Inc.)


John E. Duckworth ...................... Real Estate Developer             59
  Vice Chairman and Director


Charles O. Hall ........................ (16)                              47
  President and Chief Operating
  Officer and Director


Timothy J. Jorstad ..................... President and Certified Public    50
  Chairman of the Board                  Accountant, Jorstad, Inc., a
  and Director                           Certified Public Accounting
                                         Firm


Alan J. Lane ........................... (17)                              39
  Chief Executive Officer
  and Director


Catherine H. Munson .................... President, Lucas Valley           74
  Director                               Properties Inc., a Real Estate
                                         Firm; also General Partner,
                                         McInnis Park Golf Center


Patrick E. Phelan ...................... (18)                              38
  Executive Vice President and
  Chief Financial Officer and
  Director


Gary T. Ragghianti ..................... Attorney and President, Gary      58
  Director                               T. Ragghianti, Inc., a Law
                                         Firm


John L. Riddell ........................ President/Founder, CHJ, Inc.      70
  Director                               (Consulting/Engineering)


Arnold H. Stubblefield (5)(15) ......... President, Stubblefield           68
  Director                               Construction Company;
                                         General Partner, Stubblefield
                                         Properties


John L. Stubblefield (15) .............. Vice President/Managing           50
  Director                               Supervisor, Stubblefield
                                         Companies--California
                                         (Real Estate Development)


Edward P. Tarrant ...................... Principal and Owner,              58
  Director                               Tarrant-Bell Properties, a







                                                                              Common Stock
                                                                          Beneficially Owned on
                                                                            April 8, 2002 (1)
                                                               ---------------------------------------------
                                            Year First
                                            Elected or                            Vested       Percentage
Names and Offices                            Appointed          Number of         Option        of Shares
Held with Company                            Director          Shares (1)       Shares (2)   Outstanding (4)
-----------------                            --------          ----------       ----------   ---------------
D. William Bader .......................        2000              71,105          15,295           2.33%
  Director                                     (1983)(3)


Neal T. Baker (5) ......................       2000             130,608 (6)       15,295           3.94%
  Director                                     (1983)(3)


John E. Duckworth ......................       2000              84,592 (7)       15,295           2.70%
  Vice Chairman and Director ............      (1983)(3)


Charles O. Hall ........................       2001              38,514           28,690           1.81%
  President and Chief Operating                (2001)(3)
  Officer and Director


Timothy J. Jorstad .....................       2001             107,373 (8)       12,351           3.23%
  Chairman of the Board
  and Director ..........................      (2001)(3)


Alan J. Lane ...........................       2000                 312           63,000           1.69%
  Chief Executive Officer                      (1998)(3)
  and Director


Catherine H. Munson ....................       2001              30,298 (9)       12,351           1.15%
  Director                                     (2001)(3)


Patrick E. Phelan ......................       2001               5,715           18,246           0.65%
  Executive Vice President and                 (2001)(3)
  Chief Financial Officer and
  Director


Gary T. Ragghianti .....................       2001              34,110(10)       12,351           1.25%
  Director                                     (2001)(3)


John L. Riddell ........................       2000              58,386           15,295           1.99%
  Director                                     (1983)(3)


Arnold H. Stubblefield (5)(15) .........       2000             471,046(11)            0          12.76%
  Director                                     (1992)(3)


John L. Stubblefield (15) ..............       2000              49,030(12)       15,295           1.74%
  Director                                     (1983)(3)


Edward P. Tarrant ......................       2001              55,614(13)       12,351           1.84%
  Director                                     (2001)(3)

                                                    4



Names and Offices                        Principal Occupation
Held with Company                        for the Past Five Years           Age
-----------------                        -----------------------           ---
                                         Property Development and
                                         Management Company


Randall J. Verrue ...................... President and Chief Executive     58
  Director                               Officer, HCV Pacific Partners,
                                         A Real Estate Company


Ruth E. Adell .......................... (19)                              47
  Executive Vice President
  and Chief Administrative
  Officer


Stephen R. Brodie ...................... (20)                              56
  Executive Vice President and
  Chief Credit Officer


Directors and Executive Officers
  as a Group (16 in number) ............



                                                                              Common Stock
                                                                          Beneficially Owned on
                                                                            April 8, 2002 (1)
                                                               ---------------------------------------------
                                            Year First
                                            Elected or                            Vested       Percentage
Names and Offices                            Appointed          Number of         Option        of Shares
Held with Company                            Director          Shares (1)       Shares (2)   Outstanding (4)
-----------------                            --------          ----------       ----------   ---------------
Randall J. Verrue ......................       2001              49,041(14)       12,351           1.66%
  Director                                    (2001)(3)


Ruth E. Adell ..........................       n/a               11,063           16,875           0.75%
  Executive Vice President
  and Chief Administrative
  Officer


Stephen R. Brodie ......................       n/a                1,176                0           0.03%
                                                              ---------          -------          -----
  Executive Vice President and
  Chief Credit Officer


Directors and Executive Officers
  as a Group (16 in number) ............                      1,197,983          265,041          37.00%
                                                              =========          =======          =====

---------------------
 (1) Except as otherwise noted, may include shares held by such person's spouse (except where legally separated) and minor children, and by any other relative of such person who has the same home; shares held in "street name" for the benefit of such person; shares held by a family trust as to which such person is a trustee and primary beneficiary with sole voting and investment power (or shared power with a spouse); or shares held in an Individual Retirement Account or pension plan as to which such person is the sole beneficiary and has pass-through voting rights and investment power.

 (2) Consists of shares which the applicable individual or group has the right to acquire upon the exercise of stock options which are vested or will vest within 60 days of April 8, 2002 pursuant to the Company's Stock Option Plan.

 (3) Year first elected or appointed a director of Business Bank of California.

 (4) The percentages are based on the total number of shares of the Company's common stock outstanding, plus the number of option shares which the individual or group, as applicable, has the right to acquire upon the exercise of stock options which are vested or will vest within 60 days of April 8, 2002 pursuant to the Company's stock option plan.

 (5) Mr. Baker's address is 30570 Sunset Drive, Redlands, California 92373 and Mr. Stubblefield's address is Post Office Box 327, Meridian, Idaho 83642.

 (6) Includes 10,367 shares held by the Neal T. Baker Trust FBO Neal T. Baker Enterprises, Inc., of which Mr. Baker is trustee; 51,510 shares held by Neal T. Baker Enterprises, Inc., a corporation of which Mr. Baker is President and sole shareholder; and 15,296 shares owned by Baker's Burgers, Inc., a corporation of which Mr. Baker is President and sole shareholder. Mr. Baker has sole voting and investment power as to all of these shares.

 (7) Includes 37,291 shares held by Mr. Duckworth together with certain extended family members; and 9,072 shares held by Arr. 1865, a limited partnership of which Mr. Duckworth is a general partner; as to all of which shares Mr. Duckworth has shared voting and investment power.

 (8) Includes 95,637 shares held by Jorstad, Inc., Money Purchase & Profit Sharing Pension Plan, of which Mr. Jorstad is trustee. Mr. Jorstad has sole voting and investment power as to these shares.

 (9) Includes 18,185 shares held by Lucas Valley Properties, Inc., Money Purchase & Profit Sharing Pension Plan, of which Ms. Munson is trustee. Ms. Munson has sole voting and investment power as to these shares.

(10) Includes 22,395 shares held by Ragghianti & Thomas PSP Retirement Plan. Mr. Ragghianti has sole voting and investment power as to these shares.

(11)     Includes  39,294  shares  held  by the  Stubblefield  Construction  Co.
         Employee Profit Sharing Plan, of which Mr. Stubblefield is trustee; 9,318 shares owned by Stubblefield Construction Co., a corporation of which Mr. Stubblefield is President; 66,724 shares owned by Stubblefield Properties, a partnership of which Mr. Stubblefield is a general partner; and 1,539 shares held by Mr. Stubblefield as custodian for his minor grandchildren (including the shares described in footnote 12 below). Mr. Stubblefield has sole voting and investment power as to 115,336 of such shares and shared voting and investment power as to 1,539 of such shares.

(12) Includes 364 shares held by Arnold Stubblefield as custodian for John Stubblefield's children, as to which shares John Stubblefield has shared voting and investment power with Arnold Stubblefield.

(13) Includes 14,336 shares held by Mr. Tarrant as custodian for his grandchildren.

(14) Includes 8,650 shares held in Mr. Verrue's IRA trust accounts and 2,117 shares held by Mr. Verrue as trustee for his grandchild.

(15) Arnold H. Stubblefield and John L. Stubblefield are father and son, respectively.

(16) Director of MCB Financial Corporation from January 1999 to December 2001. Director of Metro Commerce Bank from December 1995 to December 2001. President and Chief Operating Officer of Business Bancorp since January 1, 2002. Chief Executive Officer of Business Bank of California since January 1, 2002. President and Chief Executive Officer of MCB Financial Corporation from January 1999 to December 2001. President and Chief Executive Officer of Metro Commerce Bank from January 1999 to December 2001. President and Chief Operating Officer of Metro Commerce Bank from April 1998 to December 1998. President, Chief Operating Officer and Chief Credit Officer of Metro Commerce Bank from December 1995 to April 1998.

(17) Chief Executive Officer of Business Bancorp since January 1, 2002. President of Business Bank of California since January 1, 2002. President and Chief Executive Officer of Business Bancorp from October 1999 to December 2001. President and Chief Executive Officer of Business Bank of California from April 1998 to December 2001. Executive Vice President and Chief Financial Officer of Business Bank of California from August 1996 to April 1998.

(18) Director of MCB Financial Corporation from May 2001 to December 2001. Director of Metro Commerce Bank from May 2001 to December 2001. Executive Vice President and Chief Financial Officer of Business Bancorp and Business Bank of California since January 1, 2002. Chief Financial Officer of MCB Financial Corporation from May 1997 to December 2001. Executive Vice President and Chief Financial Officer of Metro Commerce Bank from December 1998 to December 2001. Senior Vice President and Chief Financial Officer of Metro Commerce Bank from May 1997 to December 1998.

(19) Executive Vice President and Chief Administrative Officer of Business Bank of California since April 1998. Executive Vice President and Chief Financial Officer of Business Bancorp from October 1999 to December 2001. Senior Vice President and Cashier of Business Bank of California from 1996 to April 1998.

(20) Executive Vice President and Chief Credit Officer of Business Bank of California since March 2002. Executive Vice President and Chief Credit Officer of Metro Commerce Bank from April 1998 to December 2001. Senior Vice President / Loan Administration of Metro Commerce Bank from January 1998 to April 1998. Senior Vice President / Construction Loan Officer of Metro Commerce Bank from June 1996 to January 1998.

Committees of the Board of Directors

         The Board of Directors of the Company has, among others, a standing Audit Committee formed in January, 2002, composed of directors A. Stubblefield (Chairman), J. Duckworth, T. Jorstad, J. Riddell, E. Tarrant and R. Verrue. The purpose of the Audit Committee is to meet with the outside auditors of the Bank and the Company in order to fulfill the legal and technical requirements necessary to adequately protect the directors, shareholders, employees and depositors of the Bank and the Company. It is also the responsibility of the Audit Committee to recommend to the Board of Directors the selection of independent accountants and to make certain that the independent accountants have the necessary freedom and independence to freely examine all Company and Bank records. The Audit Committee also reviews the scope of independent and internal audits and assesses the results. Prior to the public release of annual and quarterly financial information, the Committee discusses with management and the independent accountants the results of the independent accountants' audit or limited review procedures associated with this information. The Audit Committee periodically reviews the performance of the Company's accounting and financial personnel. The Audit Committee also reviews the Company's financial disclosure documents, management perquisites, material litigation and regulatory proceedings and other issues relative to potentially significant corporate liability and reviews and monitors the Company's codes of conduct. The Audit Committee Charter (attached as Appendix "A") requires that the Audit Committee be comprised of at least three directors, each of whom must be independent. During 2001 the Company did not have a separate Audit Committee from the Bank. Accordingly, during 2001 the Bank's Audit Committee acted on behalf of both the Bank and Company. During the fiscal year ended December 31, 2001, the Bank's Audit Committee held a total of seven (7) meetings. The members of the Audit Committee are independent (as indepedence is defined in Rule 4200 (a) (15) of the National Association of Securities Dealers' listing standards).

         While the Boards of Directors of the Company and the Bank have no standing "compensation" committees, the Board of Directors of the Bank has a Personnel Committee of which Directors C. Munson (Chairwoman), C. Hall, A. Lane,
G. Ragghianti, J. Riddell and J. Stubblefield are members. The primary function of the Personnel Committee, which met one (1) time during 2001, is to approve the employment of officers and recommend the compensation for all officers. Additionally, the Personnel Committee reviews and/or approves personnel policies recommended by senior management of the Bank.

         The Company has no standing nominating committee; however, the procedures for nominating directors, other than by the Board of Directors itself, are set forth in the Company's Bylaws and in the Notice of Annual Meeting of Shareholders.

         During the fiscal year ended December 31, 2001, the Board of Directors of the Company held a total of thirteen (13) meetings. Each person who served as a director of the Company during 2001 attended at least 75% of the aggregate of
(1) the total number of such meetings, and (2) the total number of meetings held by all committees of the Board on which such director served during 2001.

Report of the Audit Committee

         The Company's Audit Committee has reviewed and discussed with management the Company's audited consolidated financial statements as of and for the year ended December 31, 2001. The committee has discussed with the Company's independent auditors, which are responsible for expressing an opinion on the conformity of the Company's audited consolidated financial statements with generally accepted accounting principles, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, including their judgments as to the quality of the Company's financial reporting. The committee has received from the independent auditors written disclosures and a letter as required by the Independence Standards Board, Standard No. 1, as amended, and discussed with the independent auditors the firm's independence from management and the Company. In considering the independence of the Company's independent auditors, the committee took into consideration the amount and nature of the fees paid the firm for non-audit services.

         In reliance on the review and discussions described above, the committee recommends to the Board of Directors that the year-end audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001 for filing with the SEC.

                                     Submitted by:

                                     Arnold H. Stubblefield, Chairman
                                     John E. Duckworth
                                     Timothy J. Jorstad
                                     John L. Riddell
                                     Edward P. Tarrant
                                     Randall J. Verrue


Section 16(a) Beneficial Ownership Reporting Compliance

         Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during and with respect to its 2001 fiscal year, no director, executive officer or beneficial owner of 10% or more of the Company's common stock failed to file, on a timely basis, reports required during or with respect to 2001 by Section 16(a) of the Securities Exchange Act of 1934, as amended.

Executive Compensation

         The following table sets forth certain summary compensation information with respect to the executive officers of the Company as of December 31, 2001 whose total annual compensation paid, accrued or distributed for the fiscal year ended December 31, 2001, exceeded $100,000 (the "Named Executive Officers"):


                                                     Summary Compensation Table


                                                                                                   Long Term
                                                                   Annual Compensation(1)         Compensation
                                                                   ----------------------         ------------
                                                                                                  Stock Options
                                                                                                  Granted (Number      All Other
Name and Principal Position                           Year         Salary           Bonus           of Shares)        Compensation
---------------------------                           ----         ------           -----           ----------        ------------
Alan J. Lane ......................................   2001        $257,692        $ 65,693               0           $  5,138(2)
 Chief Executive Officer                              2000         202,244          83,846               0              4,350(2)
                                                      1999         168,750          47,099               0              4,247(2)


Charles O. Hall (4) ...............................   2001         176,800          91,279               0              7,500(3)
 President and Chief Operating                        2000         170,000          93,505               0              7,500(3)
 Officer                                              1999         153,360          69,188          10,500              5,000(3)


Ruth E. Adell .....................................   2001         113,668          32,847               0              5,250(2)
 Executive Vice President and                         2000         101,028          41,723               0              5,250(2)
 Chief Administrative Officer                         1999          94,250          28,539               0              5,000(2)


James W. Andrews (5) ..............................   2001         164,359          32,847               0              5,250(2)
 Executive Vice President and                         2000         148,070          43,623               0              5,250(2)
 Chief Credit Officer                                 1999         133,792          28,539               0              4,954(2)


Patrick E. Phelan (4) .............................   2001         104,000          45,000               0                  0
 Executive Vice President and                         2000          99,385          21,200          10,000                  0
 Chief Financial Officer                              1999          91,081          16,500               0                  0

------------
(1) Excludes the cost to the Bank of personal benefits which, with respect to the Named Executive Officers, did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for any of the Named Executive Officers.

(2) Consists entirely of employer contributions to these individuals' accounts pursuant to the company's 401(k) Plan.

(3) Consists entirely of employer contributions to Metro Commerce Bank's Executive Deferred Compensation Plan.

(4) On December 31, 2001 Business Bancorp completed its merger with MCB Financial Corporation. The compensation information reflects the amount paid by MCB Financial Corporation.

(5)      Mr. Andrews left the Company in March 2002.


Employment Agreements

         Mr. Lane

         The Company and Bank have entered into an Employment Agreement with Alan J. Lane, Chief Executive Officer of the Company and President of the Bank, for an unspecified term commencing January 1, 2002 (the "Agreement"). Mr. Lane is entitled to receive payment of (i) an initial base salary in the amount of $260,000, payable in installments not less often than monthly, increased annually by the percentage increase in the CPI for the San Francisco Bay Area as well as at the discretion of the Board of Directors, and (ii) an annual bonus equal to one percent of the Company's pre-tax income if the Company's return on beginning equity equals or exceeds 10 percent during the fiscal year. The Agreement also calls for the issuance of 30,000 stock options, reimbursement for business expenses, the use of a Company-owned automobile, the Company's standard insurance coverage for Mr. Lane and his dependents and vacation leave.

         In the event Mr. Lane's employment is terminated for any reason other than death, disability, voluntary retirement or cause he will be entitled to receive a severance payment in an amount equal to his then base salary for 24 months in one lump sum. If Mr. Lane's employment is terminated for reasons of death, voluntary retirement or cause he will not be entitled to any severance payment. If termination occurs as a result of a medical disability, he will be entitled to receive severance payment in an amount equal to 25% of his then annual base salary.

         Mr. Hall

         The Company and Bank have entered into an Employment Agreement with Charles O. Hall, President and Chief Operating Officer of the Company and Chief Executive Officer of the Bank, for an unspecified term commencing January 1, 2002 ("Mr. Hall's Agreement"). Mr. Hall is entitled to receive payment of (i) an initial base salary in the amount of $260,000, payable in installments not less often than monthly, increased annually by the percentage increase in the CPI for the San Francisco Bay Area as well as at the discretion of the Board of Directors, and (ii) an annual bonus equal to one percent of the Company's pre-tax income if the Company's return on beginning equity equals or exceeds 10 percent during the fiscal year. Mr. Hall's Agreement also calls for the issuance of 30,000 stock options, reimbursement for business expenses, the use of a Company-owned automobile, the Company's standard insurance coverage for Mr. Hall and his dependents and vacation leave. Mr. Hall also participates in a deferred compensation plan into which Mr. Hall may elect to defer a portion of his current compensation and the Bank agrees to contribute up to 50 percent of the amount of his deferral. Mr. Hall vests 50 percent in the Bank's contributions after completing all of his contractual deferrals and vests the remaining 50 percent upon reaching retirement age.

         In the event Mr. Hall's employment is terminated for any reason other than death, disability, voluntary retirement or cause he will be entitled to receive a severance payment in an amount equal to his then base salary for 24 months in one lump sum. If Mr. Hall's employment is terminated for reasons of death, voluntary retirement or cause he will not be entitled to any severance payment. If termination occurs as a result of a medical disability, he will be entitled to receive severance payment in an amount equal to 25% of his then annual base salary.

         Ms. Adell

         The Company has also entered into an Employment Agreement with Ruth E. Adell, Executive Vice President and Chief Administrative Officer, for an unspecified term commencing April 15, 1998 ("Ms. Adell's Agreement"). Ms. Adell's current base salary under her agreement is $115,000 per annum. Ms. Adell's Agreement also calls for payment of bonuses in accordance with such bonus programs as may be approved by the Board of Directors from time to time. Ms. Adell's Agreement also provides for the issuance of stock options, reimbursement for business expenses, the use of a Company-owned automobile and certain insurance benefits. In the event of termination without cause, Ms. Adell is entitled to receive nine(9) months' severance pay. In the event of termination within two (2) years after a merger, reorganization or similar transaction in which there is a change in ownership of at least fifty-one percent (51%) except as the result of a transfer of shares in exchange for at least eighty percent(80%) control of another corporation, Ms. Adell will also be entitled to receive nine (9) months' severance pay.

         Mr. Andrews

         In March 2002, Mr. Andrews left the Company. Under the terms of his employment agreement, Mr. Andrews is entitled to receive nine (9) months' severance pay, or approximately $125,000. This amount will be paid to Mr. Andrews by the Bank over a nine month period beginning April 2002.

         Mr. Phelan

         The Company and Bank have entered into a Severance Agreement with Patrick E. Phelan, Executive Vice President and Chief Financial Officer of the Company and Bank, for an unspecified term commencing January 1, 2002 ("Mr. Phelan's Agreement"). In the event Mr. Phelan's employment is terminated for any reason other than death, disability, voluntary retirement or cause he will be entitled to receive a severance benefit equal to eighteen (18) months of pay and an added benefit of two (2) weeks of pay for each full year of service, provided that the total benefit payable to Mr. Phelan shall not exceed two years of pay. "Pay" for purposes of the agreement means the total annual compensation paid to Mr. Phelan, including base wages and average bonuses paid to Mr. Phelan in the three most recent years. If Mr. Phelan's employment is terminated for reasons of death, voluntary retirement or cause he will not be entitled to any severance payment. If termination occurs as a result of a medical disability, he will be entitled to receive severance payment in an amount equal to 25% of his then annual base salary.

         No stock options were granted to the Named Executive Officers during 2001.

         The following information sets forth the stock options exercised in 2001 and the 2001 fiscal year end value of unexercised stock options held by the Named Executive Officers. The market value of the Company's common stock as of December 31, 2001 was $12.00 per share.


                                                                                                          Value of Unexercised
                                    Number of                               Number of Unexercised         In-the-Money Options
                                     Shares                            Options at December 31, 2001        at December 31, 2001
                                    Acquired            Value          -----------------------------     ---------------------------
Name                               On Exercise        Realized (1)     Exercisable     Unexercisable     Exercisable   Unexercisable
----                               -----------        ------------     -----------     -------------     -----------   -------------
Alan J. Lane ...................       --              $   --             63,000            --            $149,850          --
Charles O. Hall ................     11,763(2)           83,642           43,291            --            $346,033          --
James W. Andrews ...............       --                  --             43,000            --            $131,850          --
Ruth E. Adell ..................      3,600            $ 30,384           16,875            --            $ 25,750          --
Patrick E. Phelan ..............       --                  --             18,246            --            $ 78,834          --

-----------------
(1) Value realized is the difference between the closing price per share on the date of exercise and the option price per share, multiplied by the number of shares acquired upon exercise of the option.

(2) Represents shares of MCB Financial Corporation acquired, adjusted for the exchange ratio used in the merger of Business Bancorp and MCB Financial Corporation.






Compensation of Directors

         Non-employee directors of the Bank receive $2,000 per Board meeting whether or not they attend the meeting, but a director is not paid for more than three meetings per year that he has not attended. Directors currently receive no additional compensation for their services as directors of the Company.

Certain Transactions

         Some of the executive officers and directors of the Bank and the Company and the companies with which they are associated have been customers of, and have had banking transactions with, the Bank in the ordinary course of the Bank's business since January 1, 2001, and the Bank expects to continue to have such banking transactions in the future. All loans and commitments to lend included in such transactions have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons of similar creditworthiness, and in the opinion of Management of the Bank, have not involved more than the normal risk of repayment or presented any other unfavorable features.



               PROPOSAL 2--BUSINESS BANCORP 2002 STOCK OPTION PLAN

         The Board of Directors has adopted the Business Bancorp 2002 Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to directors, employees and consultants of the Company, and to promote the success of the Company's business. A copy of the Plan is attached as Appendix B to this Proxy Statement. The following discussion is only a summary. You should read the entire Plan for all of its terms.

         This Plan authorizes the Company to grant options that qualify as incentive stock options ("ISO") under the Internal Revenue Code of 1986 and nonstatutory stock options ("NSO") to officers and employees of the Company. Nonemployee directors and consultants are eligible to receive only NSOs. To the extent that the aggregate fair market value of stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year exceeds $100,000 such options will be treated as NQSOs. If the Plan is approved by the Company's shareholders, approximately 230 persons will be eligible to receive grants of options under the Plan.

         The Plan sets aside 800,000 authorized, but unissued, shares of the Company's Common Stock for grant at not less than the fair market value of the Company's Common Stock on the date the option is granted. In addition, if an ISO is granted to an officer or employee of the Company who, at the time of grant, owns more than 10 percent of the Company's Common Stock, the exercise price of the options must be not less than 110 percent of the fair market value of the Company's Common Stock at the time the option is granted. The 800,000 shares reserved for grants of options under the Plan are equal to approximately 22 percent of the total number of shares of the Company's Common Stock currently outstanding.

         Upon receipt of the total consideration for the exercise of a stock option, share certificates will be issued to the exercising optionee. Options will expire as specified in the Plan, or on such date as the Board of Directors may determine at the time the Company grants the option; provided, however, an option may not have a term in excess of ten years.

         Options granted under the Plan may only be transferred by will or the laws of descent and distribution, and only the optionee may exercise an ISO during the optionee's lifetime. All options granted pursuant to the Plan become exercisable in full in the event of a change in control with respect to the Company.

         The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason. Amendment, suspension or termination of the Plan will not, without the consent of the optionee, alter or impair any rights or obligations under any option previously granted pursuant to the Plan. In addition, amendments to the Plan which would increase the number of shares which may be purchased under the Plan (either in the aggregate or by an individual), change the minimum option price, increase the maximum term of options, or permit options to be granted to anyone other than directors, consultants, officers and employees of the Company are subject to required shareholder approval.

         Unless the Board of Directors terminates the Plan earlier, the Plan will terminate on January 24, 2012. The Company may not grant any options under the Plan after the termination date, but termination will not affect any option previously granted by the Company.

         The Board of Directors administers the Plan. The Board has the authority to construe and interpret the Plan; define the terms used in the Plan: prescribe, amend and rescind rules and regulations related to administration of the Plan; select from the eligible class of individuals and make decisions concerning the individuals to whom and the times at which options should be granted, the terms of stock option agreements and the number of shares subject to each option; and make all other determinations necessary or advisable for administration of the Plan. Also, the Board may adopt such rules or guidelines as it deems appropriate to implement the Plan. The determinations of the Board of Directors under the Plan are final and binding on all persons.

         Neither the optionee nor the Company will incur any federal tax consequences as a result of the grant of an option. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised. Upon exercising an NSO, the optionee generally must recognize ordinary income equal to the "spread" between the exercise price and the fair market value of the Company's Common Stock on the date of exercise; the Company will be entitled to a business expense deduction for the same amount. In the case of an employee, the option spread at the time an NSO is exercised is subject to income tax withholding, but the optionee generally may elect to satisfy the withholding tax obligation by having shares of Common Stock withheld from those purchased under the NSO. The tax treatment of a disposition of option shares acquired under the Plan depends on how long the shares have been held and on whether the shares were acquired by exercising an ISO or by exercising an NSO. The Company will not be entitled to a deduction in connection with a disposition of option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding period has been satisfied.


                 PROPOSAL 3--RATIFICATION OF INDEPENDENT AUDITOR

         The Board of Directors, upon the recommendation of the Audit Committee, has approved the selection of the firm of Vavrinek, Trine, Day & Company, LLP ("Vavrinek") as independent auditor for the Company for 2002, to report on the consolidated financial statements of the Company, and to perform such other appropriate accounting services as may be required by the Board of Directors. The Board of Directors recommends that the shareholders vote in favor of ratifying and approving the selection of Vavrinek for the purposes set forth above. Should the shareholders vote negatively, the Board of Directors would consider a change in auditors for the next fiscal year.

         Vavrinek audited the Company's financial statements for the year ended December 31, 2001, and was previously the Company's accountants since 1988. It is anticipated that representatives of Vavrinek will be present at the Meeting and will be available to respond to appropriate questions from shareholders at the Meeting. All professional services rendered by Vavrinek concerning the fiscal year ended December 31, 2001, were furnished at customary rates and terms.

Fees

         Audit Fees. Aggregate fees billed by Vavrinek for professional services rendered in connection with the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and for the required review of the Company's financial statements included in its Forms 10-QSB for that same year totaled $75,000.

         Financial Information System Design and Implementation Fees. No fees were paid to Vavrinek for financial information system design and implementation services for the 2001 fiscal year.

         All Other Fees. $46,430 was paid to Vavrinek for all other services rendered for the 2001 fiscal year, consisting of $18,875 for tax services, $14,460 for services related to the preparation of the Company's Form S-4
Registration Statement for the merger with MCB Financial Corporation, 5,815 related to 401K plan audit work, $4,420 related to an audit of the Bank's asset/liability model and $2,860 in fees relating to the preparation of proxy materials.

                            PROPOSALS OF SHAREHOLDERS

         Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. Any such proposal concerning the Company's 2003 Annual Meeting of Shareholders must be submitted by a shareholder prior to December 30, 2002 in order to qualify for inclusion in the proxy statement relating to such meeting. The submission by a shareholder of a proposal does not guarantee that it will be included in the proxy statement. Shareholder proposals are subject to certain regulations and requirements under the federal securities laws.

         The  persons   named  as  proxies  for  the  2003  Annual   Meeting  of
Shareholders will have discretionary authority to vote on any shareholder proposal which is not included in the Company's proxy materials for the meeting, unless the Company receives notice of the proposal by March 15, 2003.


                                  OTHER MATTERS

         Management does not know of any matters to be presented to the Meeting other than those set forth above. However, if other matters properly come before the Meeting, it is the intention of the Proxy Holders to vote said Proxy in accordance with the recommendations of the Board of Directors, and authority to do so is included in the Proxy.


DATED: April 29, 2002                BUSINESS BANCORP

                                     /s/ Alan J. Lane
                                     ------------------------------------------
                                     Alan J. Lane
                                     Chief Executive Officer


         A COPY OF THE COMPANY'S 2001 ANNUAL REPORT ON FORM 10-KSB INCLUDING FINANCIAL STATEMENTS (BUT WITHOUT EXHIBITS) FILED WITH THE SEC IS INCLUDED AS PART OF THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS WHICH IS BEING SENT TO SHAREHOLDERS TOGETHER WITH THIS PROXY STATEMENT. IF A SHAREHOLDER DESIRES COPIES OF THE EXHIBITS TO THE REPORT, THEY WILL BE PROVIDED UPON PAYMENT BY THE SHAREHOLDER OF THE COST OF FURNISHING THE EXHIBITS TOGETHER WITH A WRITTEN REQUEST TO PATRICK E. PHELAN, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF THE COMPANY, AT 1248 FIFTH AVENUE, SAN RAFAEL, CALIFORNIA 94901.

                                                                    APPENDIX "A"


                                BUSINESS BANCORP

                             AUDIT COMMITTEE CHARTER


I AUDIT COMMITTEE PURPOSE

         The Audit Committee of Business Bancorp (the "Company") is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

         * Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

         * Monitor the independence and performance of the Company's independent auditors, the external audit function and the loan review function.

         * Provide an avenue of communication among the independent auditors, management, the external audit function, and the Board of Directors.

         The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.


II AUDIT COMMITTEE COMPOSITION AND MEETINGS

         Audit Committee members shall meet the requirements of the Nasdaq Stock Market. The Audit Committee shall be comprised of three or more independent directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgement. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

         Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

         The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.


III AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

         A. Review Procedures

                  1 Review and reassess the adequacy of this charter at least annually. Submit the charter to the Board of Directors for approval annually and have the document published at least every three years in accordance with SEC regulations.

                  2 Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and the independent auditors of significant issues regarding accounting principles, practices, and judgements.

                  3 In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management's responses, if any.

                  4 Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial reports prior to filing or distribution. Discuss any significant changes to Company's accounting principles and any items required to be communicated by the independent auditors in accordance with AICPA SAS 61 (see item B.5). The Chair may represent the entire Audit Committee for purposes of this review.

                  5 Review the budget, plan, changes in plan, activities and organizational structure, as needed.

                  6 On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies, if any.

         B. Independent Auditors

                  1 The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

                  2 Approve the fees and other significant compensation to be paid to the independent auditors.

                  3 On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they may have with the Company that could impair the auditors' independence.

                  4 Review the independent auditors' plan -- discuss scope, staffing, locations, reliance upon management, and external audit and general audit approach.

                  5 Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

                  6 Consider the independent auditors' judgements about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         C. Other Audit Committee Responsibilities

                  1 Annually prepare a report to stockholders as required by the SEC. This report should be included in the Company's annual proxy statement.

                  2  Review  significant   reports  prepared  by  the  Company's
         internal   and/or   external  loan  review   personnel   together  with
         management's response and follow-up to these reports.

                  3 Perform any other activities consistent with this Charter, the Company's bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

                  4 Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the forgoing activities.

                                                                    APPENDIX "B"


                                BUSINESS BANCORP

                             2002 STOCK OPTION PLAN


1. Purpose of the Plan.

         The purpose of the Business Bancorp 2002 Stock Option Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Directors, Employees and Consultants of the Company, and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder. The Options offered pursuant to the Plan are a matter of separate inducement and are not in lieu of salary or other compensation.


2. Definitions.

         As used herein, the following definitions shall apply:

         (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

         (b) "Board" means the Board of Directors of the Company.

         (c) "Code" means the Internal Revenue Code of 1986, as amended.

         (d) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

         (e) "Common Stock" means the common stock, no par value, of the Company.

         (f) "Company" means Business Bancorp, a California corporation.

         (g) "Consultant" means any person who is engaged by the Company to render consulting or advisory services and is compensated for such services.

         (h) "Continuous Status as a Director, Employee or Consultant" means that the director, employment or consulting relationship with the Company is not interrupted or terminated. Continuous Status as a Director, Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or transfers to any subsidiary of the Company, or between a subsidiary and the Company or any successor. A leave of absence shall include sick leave or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including policies of the Company. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the day which is three months after the 91st day of such leave any Incentive Stock
Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

         (i) "Director" means a member of the Board of Directors of the Company.

         (j) "Employee" means any person, including an Officer or Director, employed by the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment."

         (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (l) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities

         Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination and reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (ii) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

         (m) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         (n) "Nonstatutory Stock Option" means an option not intended to qualify as an Incentive Stock Option.

         (o) "Notice of Grant" means the notice of stock option grant to be given to each of the Optionees.

         (p) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (q) "Option" means a stock option granted pursuant to the Plan.

         (r) "Optionee" means a Director, Employee or Consultant who receives an Option.

         (s) "Plan" means the Business Bancorp 2002 Stock Option Plan.

         (t) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

         (u) "Section 16(b)" means Section 16(b) of the Exchange Act.

         (v) "Share" means each of the shares of Common Stock subject to an Option, as adjusted in accordance with Section 11 below.


3. Stock Subject to the Plan.

         Subject to the provisions of Section 11 of the Plan, the maximum number of shares of Common Stock that may be issued under this Plan is 800,000 unless amended by the Board or the shareholders of the Company. The Shares may be authorized but unissued, or reacquired Common Stock.

         If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange pursuant to
Section 4(c)(vi) or otherwise, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan upon exercise of an Option shall not be returned to the Plan and shall not become available for future distribution under the Plan.


4. Administration of the Plan.

         (a) Administration by Board or Committee of Board. The Plan shall be administered as follows:

                  (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers and Employees who are neither Directors nor Officers.

                  (ii) Administration With Respect to Directors and Officers. With respect to grants of Options to Directors or Employees who are also Officers or Directors, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with any applicable laws, including the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which
         Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to comply with any applicable laws, including the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by any applicable laws, including the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

                  (iii) Administration With Respect to Other Employees and Consultants. With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of stock option plans, if any, of United States securities laws, of California corporate and securities laws, of the Code, and of any applicable stock exchange (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

                  (iv) Compliance with Section 162(m). If, at any time, awards made under the Plan shall be subject to Section 162(m) of the Code, the Plan shall be administered by a committee comprised solely of "outside directors" (within the meaning of Treas. Reg. [0015] 1.162-27(e)(3)) or such other persons as may be permitted from time to time under Section 162(m) of the Code and the Treasury Regulations promulgated thereunder.

         (b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority in its discretion:

                  (i) to determine the Fair Market Value of the Common Stock in accordance with Section 2(l) of the Plan;

                  (ii) to select the Directors, Consultants and Employees to whom Options may from time to time be granted hereunder;

                  (iii) to determine whether and to what extent Options are granted hereunder;

                  (iv) to determine the number of Shares to be covered by each such award granted hereunder;

                  (v) to approve forms of agreement for use under the Plan;

                  (vi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

         (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

5. Eligibility.

         (a) Nonstatutory Stock Options may be granted to Directors, Employees and Consultants. Incentive Stock Options may be granted only to Employees. A Director, Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

         (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

         (c) Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuation of his or her employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

6. Term of Plan.

         The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company, as described in Section 18 of the Plan. It shall continue in effect for a term of ten years unless sooner terminated under Section 13 of the Plan.

7. Term of Option.

         The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent of the voting power of all classes of stock of the Company, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

8. Option Exercise Price and Consideration.

         (a) The per  share  exercise  price for the  Shares  to be issued  upon
exercise  of  any  Option  shall  be  such  price  as  is   determined   by  the
Administrator, but shall be subject to the following:

                  (i) In the case of an Incentive Stock Option

                           (A) granted to an Employee  who, at the time of grant
                  of such Option, owns stock representing more than ten percent of the voting power of all classes of stock of the Company, the per Share exercise price shall be no less than 110 percent of the Fair Market Value per Share on the date of grant.

                           (B) granted to any other Employee, the per Share exercise price shall be no less than 100 percent of the Fair Market Value per Share on the date of grant.

                  (ii) In the case of a Nonstatutory Stock Option granted to any person, the per Share exercise price shall be no less than 100 percent of the Fair Market Value per Share on the date of grant.

         (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (i) cash,
(ii) check or (iii) any combination of those methods of payment. In addition, if there is a public market for the Shares, the Administrator may allow the Optionee to elect to pay the exercise price through either of the following procedures:

                  (i) A special sale and  remittance  procedure  under which the
         Optionee provides irrevocable written instructions to a designated brokerage firm to effect the immediate sale of a portion of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, an amount sufficient to cover the aggregate option price payable for the purchased Shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company by reason of such purchase and/or sale. The Optionee must also provide such irrevocable written instructions to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm to effect the sale transaction. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company. Optionee shall also deliver a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option.

                  (ii) The surrender to the Company of shares of the Company's common stock which have already been owned by the Optionee for more than six months. The shares of the Company's common stock which are surrendered to the Company as payment for Shares issued upon the exercise of an Option shall be valued at their Fair Market Value on the date of exercise of the Option.


9. Exercise of Option.

         (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as permissible under the terms of the Plan, but in no case at a rate of less than 20 percent per year over five years from the date the Option is granted. The right to exercise an Option may be conditioned on specific performance criteria with respect to the Company and/or the Optionee. An Option may not be exercised for a fraction of a Share.

         An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) hereof. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote, receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 hereof.

         Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) Termination of Directorship, Employment or Consulting Relationship. Except as otherwise provided in subsections (c) and (d) below, in the event of termination of an Optionee's Continuous Status as a Director, Employee or Consultant (but not in the event of an Optionee's change of status from Employee to Director or Consultant (in which case an Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option three months and one day following such change of status) or from Director or Consultant to Employee), such Optionee may, but only within three months after the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination; provided, however, that the Administrator may extend the period during which a Nonstatutory Stock Option may be exercised following such termination on a case-by-case basis, as the Administrator deems appropriate in the Administrator's discretion. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

         (c) Disability of Optionee. In the event of termination of an Optionee's Continuous Status as a Director, Employee or Consultant as a result of his or her disability, the Optionee may, but only within 12 months from the date of such termination (and in no event later than the expiration date of the termination of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, in the event of termination of an Optionee's Continuous Status as a Director, Employee or Consultant as a result of his or her "permanent disability" as such term is defined in Section 22(e)(3) of the Code, the Optionee shall be entitled, but only within 12 months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), to exercise all Options such Director, Employee or Consultant would have been entitled to exercise had such Director, Employee or Consultant remained employed for one year from the date of such termination. If such disability is not a "permanent disability," in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such termination. If the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (d) Death of Optionee. In the event of the death of an Optionee, the Optionee's estate or any person who acquired the right to exercise the Option by bequest or inheritance shall be entitled, but only within 12 months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), to exercise all Options such Director, Employee or Consultant would have been entitled to exercise had such Director, Employee or Consultant remained employed for one year from the date of such termination. All remaining Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after the Optionee's death, the Optionee's estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (e) Rule 16b-3. Options granted to a person subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.


10. Non-Transferability of Options; Right of First Refusal.

         Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.


11. Adjustments Upon Changes in Capitalization or Merger.

         (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price for each share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease as determined by the Administrator. Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Option.

         (b) Terminating Events. A Terminating Event shall be defined as any one of the following events: (i) a dissolution or liquidation of the Company; (ii) a reorganization, merger or consolidation of the Company with one or more corporations, as the result of which (A) the Company is not the surviving corporation or (B) the Company becomes a subsidiary of another corporation (which shall be deemed to have occurred if another corporation shall own directly or indirectly, over 50 percent of the aggregate voting power of all outstanding equity securities of the Company); (iii) a sale of substantially all the assets of the Company to another corporation; or (iv) a sale of the equity securities of the Company representing more than 50 percent of the aggregate voting power of all outstanding equity securities of the Company to any person or entity, or any group of persons and/or entities acting in concert. Upon a Terminating Event (i) the Company shall deliver to each optionee, no less than thirty days prior to the Terminating

Event, written notification of the Terminating Event and the optionee's right to exercise all options granted pursuant to this Plan, whether or not vested under this Plan or applicable stock option agreement, and (ii) all outstanding options granted pursuant to this Plan shall completely vest and become immediately exercisable as to all shares granted pursuant to the option immediately prior to such Terminating Event. This right of exercise shall be conditional upon execution of a final plan of dissolution or liquidation or a definitive agreement of consolidation or merger. Upon the occurrence of the Terminating Event all then outstanding options and the Plan shall terminate; provided, however, that any outstanding options not exercised as of the occurrence of the Terminating Event shall not terminate if there is a successor corporation which assumes the outstanding options or substitutes for such options, new options covering the stock of the successor corporation with appropriate adjustments as to the number and kind of shares and prices.

         (c) Compliance with Incentive Stock Option Provisions. Notwithstanding anything to the contrary herein, each adjustment made to an Incentive Stock Option pursuant to this Section 11 shall comply with the rules of Section 424(a) of the Code, and no adjustment shall be made that would cause any Incentive Stock Option to become a Nonstatutory Stock Option.


12. Time of Granting Options.

         The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Director, Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.


13. Amendment and Termination of the Plan.

         (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

         (b) Effect of Amendment or Termination. Any amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.


14. Conditions Upon Issuance of Shares.

         Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the laws of the United States, including the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.


15. Reservation of Shares.

         During the term of this Plan, the Company shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by Company counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.


16. Agreements.

         Options shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.


17. Shareholder Approval.

         Continuance of the Plan shall be subject to approval by the shareholders of the Company within 12 months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.


18. Information to Optionees and Purchasers.

         The Company shall provide to each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.


Date approved by the Board of Directors: _________________________________


Date approved by the shareholders: _______________________________________

REVOCABLE PROXY                 BUSINESS BANCORP                 REVOCABLE PROXY

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 23, 2002

         The undersigned shareholder(s) of Business Bancorp (the "Company") hereby nominates, constitutes and appoints Alan J. Lane, Charles O. Hall and Patrick E. Phelan, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 23, 2002, at 9:00 a.m., at the Hilton Oakland Airport, One Hegenberger Road, Oakland, California 94621, and at any adjournment or adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

1. Election of Directors. Authority to elect the following fourteen (14) persons to serve as directors until the Annual Meeting of Shareholders in the year indicated and until their successors are elected and have qualified: Class 1 (term expiring in 2003): D. William Bader, Neal T. Baker, Catherine H. Munson and Edward P. Tarrant. Class 2 (term expiring in 2004): Patrick E. Phelan, Gary T. Ragghianti, John L. Riddell and John L. Stubblefield. Class 3 (term expiring in 2005): John
         E. Duckworth, Charles O. Hall, Timothy J. Jorstad, Alan J. Lane, Arnold
         H. Stubblefield and Randall J. Verrue.

              [ ] AUTHORITY GIVEN                        [ ] WITHHOLD AUTHORITY
              To vote for all nominees                   To vote for all
              (except as indicated to the                nominees.
              contrary below).


(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), PLEASE WRITE THE INDIVIDUAL'S OR INDIVIDUALS' NAME(S) IN THE SPACE BELOW)

                ------------------------------------------------

2. Business Bancorp 2002 Stock Option Plan. To approve the Business Bancorp 2002 Stock Option Plan.

                  [ ] FOR             [ ] AGAINST            [ ] ABSTAIN

3. Ratification of Independent Auditor. To ratify the selection of Vavrinek, Trine, Day & Company, LLP as independent auditors for 2002.

                  [ ] FOR             [ ] AGAINST            [ ] ABSTAIN

                                            Important--Please Sign on Other Side


ATTENTION: PLEASE NOTE THAT THIS BOX WILL NOT BE PRINTED. IT IS TO
             SHOW THE TEXT POSITION ON THE FRONT OF THIS PROXY CARD.

Please Sign and Date Below

4. To transact such other business as may properly come before the Meeting and at any adjournment or adjournments thereof. Management at present knows of no other business to be presented by or on behalf of the Company or its Management at the Meeting.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN" FOR PROPOSAL 1 AND "FOR" PROPOSAL 2 AND 3. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN. IF NO INSTRUCTIONS ARE GIVEN, THE PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED "AUTHORITY GIVEN" FOR PROPOSAL 1 AND "FOR" PROPOSAL 2 AND 3.

         IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. PLEASE SIGN AND DATE BELOW.


                                            ____________________________________
                                                    (Number of Shares)


                                            ____________________________________
                                                         Dated


                                            ____________________________________
                                                  (Please Print Name)


                                            ____________________________________
                                                (Signature of Shareholder)


                                            ____________________________________
                                                  (Please Print Name)


                                            ____________________________________
                                               (Signature of Shareholder)


                                            (Please  date  this  Proxy  and sign
                                            your  name  as it  appears  on  your
                                            stock    certificates.    Executors,
                                            administrators,    trustees,   etc.,
                                            should give their full  titles.  All
                                            joint owners should sign.)

                                            I (We) do [ ] do not [ ]  expect  to
                                            attend   the   Meeting.   Number  of
                                            Persons _____


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

ATTENTION: PLEASE NOTE THAT THIS BOX WILL NOT BE PRINTED. IT IS TO
             SHOW THE TEXT POSITION ON THE BACK OF THIS PROXY CARD.